Identified Intangible Assets - Schedule of Estimated Amortization Expense for Identified Intangible Assets (Detail) (Other Intangible Assets [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2014
Other Intangible Assets [Member]
Schedule Of Estimated Future Amortization Expense [Line Items]
2015	$ 123
2016	118
2017	107
2018	88
2019	$ 26